UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2024
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2024, Tupperware Brands Corporation (the “Company”) restructured the role of Chief Commercial Officer to separate out sales leadership responsibilities, which will now be led by regional leaders reporting directly into the Company’s Chief Executive Officer, Laurie Ann Goldman. In connection with this position restructuring, Hector Lezama, Chief Commercial Officer, will be exited from the Company on January 19, 2024. The Company thanks Mr. Lezama for his service.

Mr. Lezama will be entitled to receive benefits provided for under the Tupperware Brands Corporation Executive Severance Pay Plan, upon his execution of a Separation Agreement & Release of Claims. These benefits would include: (i) cash severance in the aggregate amount of $600,000, paid as salary continuation in bi-weekly installments over a one-year period, (ii) a pro-rated annual bonus for 2023 based on the Company’s actual performance for the year, payable if earned in March 2024, and (iii) reimbursement for actual expenses incurred for executive financial planning services for the 2023 tax year, up to the allowed annual benefit of $5,500. All unvested cash and equity awards granted to Mr. Lezama will be forfeited in accordance with their terms upon his last date of employment.

Item 8.01 Other Events.

The Company has appointed Samantha Lomow to the newly restructured Chief Commercial Officer role with primary responsibility for innovation, product, marketing and digital commerce, effective February 1, 2024. Ms. Lomow has been serving as a consultant to the Company since November 1, 2023. Ms. Lomow previously served as EVP, Chief Customer Officer at Footlocker, Inc. (NYSE: FL), and also served in several roles at Hasbro, Inc. (NASDAQ: HAS), including President of Branded Entertainment and President of Hasbro Entertainment Brands. Ms. Lomow will report directly to the Company’s Chief Executive Officer, Laurie Ann Goldman.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date:	January 17, 2024	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary